Exhibit 99.2






                                 [CK
 Witco Logo]

                                  June 1, 1999

                                 [CK Witco Logo]


                                  E. GARY COOK

                              Chairman, President &
                             Chief Executive Officer
                                      Witco

                          The Specialty Chemicals Model
________________________________________________________________________________

                           Characteristics Benefiting
                            Customers & Shareholders

--       Clear objectives & positioning

--       Scale & global reach

--       Market leadership

--       Technology leadership & innovation

--       Customer focus

                                                                 [CK Witco Logo]

                              The Benefits of Scale
________________________________________________________________________________


   [bar graph showing Market Cap from less than 1.2 B to greater than 5B, and
                           P/E Ratio between 0 and 20]
Source: CMR 5/10/99



         --       Customer & supplier relationships
         --       Market liquidity
         --       Latitude in portfolio management
         --       Lower cost of capital
         --       Recruiting and retaining top talent

                                                                 [CK Witco Logo]

                          C&K Witco Management & Board
________________________________________________________________________________

Vincent A. Calarco                        President & Chief Executive Officer

E. Gary Cook                              Chairman, Board of Directors

14 Member                                 7 members from C&K
Board of Directors                        7 members from Witco


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                                 [CK Witco Logo]



                               VINCENT A. CALARCO



                              Chairman, President &
                             Chief Executive Officer
                               Crompton & Knowles

                              Transaction Overview
________________________________________________________________________________

Enterprise Value                      $3.9 Billion

Structure                             Merger of Equals
                                      Tax-free Exchange of Stock
                                      Purchase Accounting

Share Exchange Ratio                  C&K 1 to 1
                                      Witco  0.9242 to 1

Closing Target                        Third Quarter 1999

Ownership                             55% by C&K Shareholders
                                      45% by Witco Shareholders


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                                 Merger Benefits
________________________________________________________________________________

                          STOCK APPRECIATION POTENTIAL

-- Enhanced top-line growth
-- Immediately cash flow accretive
-- Cost savings
-- Strategic flexibility through scale
-- Reinforces world-class technology
-- Greater stock liquidity


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                              Process to Completion
________________________________________________________________________________

                                Hart-Scott-Rodino
                                       /
                                       /
                                       /
                               File and Mail Proxy
                                       /
                                       /
                                       /
                           Shareholder Meetings & Vote
                                       /
                                       /
                                       /
                              THIRD QUARTER CLOSING

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                               Crompton & Knowles
________________________________________________________________________________

    [Pie Chart with the folowing information:]
    Crop Protection                              17%
    Colors                                       14%
    Polymers                                     19%
    Polymer Processing Equipment                 22%
    Performance Chemicals                        28%

               1998 Sales
             $1.58 Billion*

    * Excludes:   Ingredient Technology (sold 1/99)
                  Joint-Venture of Gustafson Seed Treatment
                  Joint-Venture of Paracril Nitrile Rubber


                            Leading Market Positions

          EPDM                                        #1 in N. America
          Castable Urethanes                          #1 Worldwide
          Rubber Chemicals                            #3 Worldwide
          Seed Fungicides                             #1 Worldwide
          Seed Treatment                              #1 in N. America
          Miticides                                   #1 Worldwide
          Lubricant Additives                         #1 in Key Prod.
          Plastic Additives                           #1 in Key Prod.
          Polymerization Inhibitors                   #1 in Key Prod.
          Poly Extrusion Systems                      #1 Worldwide

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                                      Witco
________________________________________________________________________________

[Pie Chart with the following information:]

Performance Chemicals          42%
Organo-silicones               27%
Polymer Chemicals              31%

               1998 Sales
             $1.58 Billion*

*Excludes Oleochemicals and Derivatives



                            Leading Market Positions

         Polymer Stabilizers                        #1 in N. America
         Lubricants                                 #1 in N. America
         Aluminum Alkyl Catalysts                   #2 Worldwide
         Silanes                                    #1 Worldwide
         Silicone Surf. & Catalysts                 #1 Worldwide
         Refined Products                           #2 Worldwide
         Agrigultural Surfactants                   #1 in N. America
         Oilfield Emulsions                         #2 in N. America
         Urethane Chemicals                         #1 in Key Prod.
         Metal Working Sulfonates                   #1 Worldwide


                                                                 [CK Witco Logo]

                             Introducing C & K Witco
________________________________________________________________________________

      --     A leading $3.2 billion global specialty
             chemical company

      --     Business groupings:
             -- Additives
             -- Specialty chemicals
             -- Polymers & processing equipment

      --     International sales - 44%

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                               C&K Witco Products
________________________________________________________________________________

              Witco                                     C&K

            [pie chart showing breakdown of the following catergories
                         (but no numerical information)]


             Polymers and Processing Equipment
             Specialty Chemicals
             Additives


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                                   C&K / Witco
                           Overlapping End Use Markets
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                  [pie chart showing breadown of the following
                   catergories (but no numerical information)]

                              Market Overlap = 84%

             Rubber & Polymer Processing
             Elastomers & Urethanes
             Agriculture
             Lubricants
             Textiles
             Other


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                         Expands International Presence
________________________________________________________________________________


                       International Sales - $1.4 Billion


                [pie chart showing the breakdown of the following
                   catergories but no numerical information]


             Europe
             North America
             Latin America
             Asia


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                         Key Drivers for Top-Line Growth
________________________________________________________________________________

         --  Value-added products with leadership positions

         --  Customer base overlap

         --  Enhanced customer offerings

         --  Leverage regional presence

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                             Customer First Culture
________________________________________________________________________________

         --  Small business values

         --  Entrepreneurial approach


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                                 Financial Goals
________________________________________________________________________________

         --  EPS growth - 10% per year

         --  Credit rating - investment grade

         -- Free cash flow $150-$200 million in addition to divestiture proceeds

             -- Debt reduction
             -- Acquisitions
             -- Share repurchase

         --  Dividend consistent with peer group

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                                  Cost Savings
________________________________________________________________________________

                               Target: $60 Million


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                                Financial Impact
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         --     Additive to EPS in 2001
                --   Assumes $1.60 in 1999, $1.75 in 2000
                     and $1.90 for 2001 for C&K stand alone
                --   $60 million of pre-tax savings

         --     Immediately accretive to cash flow per share
                -- Single digit cash flow accretive in 1999
                -- Double digit cash flow accretive in 2000

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                           Aggressive Asset Management
________________________________________________________________________________

                           C&K

--   Operating cash flow of $385 million
     since 1996 Uniroyal merger
     -- Reduced debt by $400 million or 38%
--   Increased value of business
     portfolio with joint ventures and
     divestitures
--   25% compounded annual return to
     shareholders over past 15 years


                           Witco

--   Third and final year of restructuring
     -- $678 million in capital improvements
     -- 12 plants closed
     -- Employment reduced by 1535
     -- Working capital reduced by 25%
--   Increased value of business portfolio
     with joint ventures, swaps, and
     divestitures

                                                                 [CK Witco Logo]

                           December 31, 1998 Pro Forma
                               Balance Sheet Items
________________________________________________________________________________


                                                    Combined
            Total Debt                            $1.6 billion
            Total Equity                          $1.1 billion
            Total Debt/Total Market Cap                42%
            Total Debt/EBITDA                          3.1
            EBITDA/Interest Expense                    4.2


                                                                 [CK Witco Logo]

                               Winning Combination
________________________________________________________________________________


                                     Creates
                   A Leading Global Specialty Chemical Company

                                      With
                  Strong Global Market Positions in Key Markets

                                     Led by
                            A Winning Management Team




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                                 [CK Witco Logo]

           [Crompton & Knowles Logo]                [Witco Logo]
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